UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report: December 9, 2004


                        RECKSON ASSOCIATES REALTY CORP.
                                      and
                      RECKSON OPERATING PARTNERSHIP, L.P.
          (Exact name of each Registrant as specified in its Charter)


          Reckson Associates Realty Corp. - Maryland                Reckson Associates Realty Corp. -
        Reckson Operating Partnership, L.P. - Delaware                         11-3233650
(State or other jurisdiction of incorporation or organization)    Reckson Operating Partnership, L.P. -
                                                                               11-3233647
                                                                         (IRS Employer ID Number)
                       225 Broadhollow Road                                        11747
                        Melville, New York                                      (Zip Code)
             (Address of principal executive offices)

                                                 1-13762
                                        (Commission File Number)

                                      (631) 694-6900 (Registrant's
                                 telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On December 9, 2004, the Company entered into an underwriting agreement among the Company, Reckson Operating Partnership, L.P. and Deutsche Bank Securities Inc. (the "Underwriter"), as such underwriting agreement is incorporated by reference into the Terms Agreement, dated December 9, 2004 (collectively, the "Underwriting Agreement"), between the Company and the Underwriter, in connection with the public offering of 4,500,000 shares of the Company's common stock. The Underwriter is offering the shares to the public at $32.96 per share, and expects to deliver the shares to purchasers on or about December 14, 2004.

     The net proceeds from the offering are estimated to be approximately $148 million after deducting the underwriting discount and other expenses. Net proceeds will be used for the repayment of indebtedness under our revolving unsecured credit facility or for general corporate purposes, including potential future acquisitions. The closing of the offering of shares is subject to customary closing conditions.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

     1.1 Underwriting Agreement, dated December 9, 2004, among the Company, Reckson Operating Partnership, L.P. and Deutsche Bank Securities Inc.

     1.2 Terms Agreement, dated December 9, 2004, between the Company and Deutsche Bank Securities Inc.

     5 Opinion of Venable LLP as to the legality of the issuance of the shares of common stock.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         RECKSON ASSOCIATES REALTY CORP.


                                         By: /s/ Scott Rechler
                                             -------------------------------
                                             Scott Rechler
                                             Chief Executive Officer
                                             and President


                                         RECKSON OPERATING PARTNERSHIP, L.P.

                                         By:  Reckson Associates Realty Corp.,
                                                 its General Partner


                                         By: /s/ Scott Rechler
                                             -------------------------------
                                             Scott Rechler
                                             Chief Executive Officer
                                             and President


Date:  December 14, 2004


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